UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): April 23, 2021 (April 22, 2021)
Humana Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.   Submission of Matters to a Vote of Security Holders.
The regular annual meeting of the stockholders of Humana Inc. was held in a virtual meeting format via live webcast, on April 22, 2021, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.
Proposal #1:  The final results of the election of directors were as follows:
Name	For	Against	Abstained	Broker Non-Votes
Kurt J. Hilzinger	107,247,197	3,939,802	172,111	4,679,090
Raquel C. Bono, M.D.	111,046,440	242,127	70,543	4,679,090
Bruce D. Broussard	109,785,393	1,532,141	41,576	4,679,090
Frank A. D’Amelio	95,176,751	16,096,599	85,760	4,679,090
Wayne A. I. Frederick, M.D.	111,009,788	260,248	89,074	4,679,090
John W. Garratt	110,803,677	451,258	104,175	4,679,090
David A. Jones, Jr.	106,424,855	4,881,060	53,195	4,679,090
Karen W. Katz	110,126,542	1,160,027	72,541	4,679,090
Marcy S. Klevorn	111,059,978	222,390	76,742	4,679,090
William J. McDonald	107,262,041	3,994,223	102,846	4,679,090
Jorge S. Mesquita	111,058,586	220,468	80,056	4,679,090
James J. O’Brien	106,268,629	4,994,177	96,304	4,679,090
Marissa T. Peterson	109,017,883	2,278,356	62,871	4,679,090

In addition, the stockholders voted on the following proposals and cast their votes as described below:
Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021	107,293,864	8,686,801	57,535	N/A

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the Company’s executive compensation	105,291,589	5,861,600	205,921	4,679,090

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:    April 23, 2021